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                            FIRST HOME BANCORP, INC.

                             1994 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


         1.       Purpose of Plan:

                  The purpose of the 1994 Stock Option Plan for Non-Employee Directors (the "Plan") contained herein is to enhance the ability of First Home Bancorp, Inc. (the "Bancorp") and its current and future subsidiaries (collectively the "Companies") to attract, retain and motivate members of their respective Board of Directors and to provide additional incentive to members of their respective Boards of Directors by encouraging them to invest in shares of the Bancorp's common stock and thereby acquire a proprietary interest in the Bancorp and an increased personal interest in the Bancorp's continued success and progress, to the mutual benefit of directors, employees and shareholders.

         2.       Aggregate Number of Shares:

                  70,000 shares of the Bancorp's common stock, no par value per share ("Common Stock"), shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the capitalization of the Bancorp, such as by stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors of the Bancorp deems, in its sole discretion, to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan, as well as the number and kind of shares which may be purchased pursuant to any option granted pursuant to paragraph 3 hereof, shall be adjusted in a manner determined in the sole discretion of the Board of Directors of the Bancorp. Reacquired shares of the Bancorp's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Bancorp subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3.       Participation:

                  Each person who is not an employee of the Bancorp or any Bancorp subsidiary corporation at any annual or special meeting of shareholders of the Bancorp or any Bancorp subsidiary corporation at which directors are elected who will continue as a director after the date of such meeting or who is elected or reelected a director of the Bancorp or any Bancorp subsidiary corporation at such meeting of shareholders of the Bancorp or any Bancorp subsidiary corporation, as of the date of each such annual or special meeting of shareholders, shall automatically be granted an option to purchase 1,000 shares of the Bancorp's Common Stock; provided, however, that (i) no non-employee director of the Bancorp or any Bancorp subsidiary corporation shall receive an option or options to purchase more than 1,000 shares of Common Stock in any calendar year regardless of the number of Boards of Directors of the Companies on which he serves as a director or to which he is elected or reelected, and
(ii) the maximum number of shares as to which options may be granted to any non-employee director under this Plan shall be 10,000 shares. The continuation as a director after, or the election or reelection as a director at, an annual or special meeting of shareholders shall constitute the grant of the option to each non-employee director, and the date of such annual or special meeting of shareholders shall be the date of the grant of the option.


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         4.       Administration of Plan:

                  This Plan shall be administered by the Board of Directors of the Bancorp. The Board of Directors of the Bancorp shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Board of Directors of the Bancorp shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Board of Directors of the Bancorp on a particular matter shall constitute the act of the Board of Directors of the Bancorp on such matter. The Board of Directors of the Bancorp shall have the exclusive right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of this Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Board of Directors of the Bancorp shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Board of Directors, or for the acts or omissions of any other members of the Board of Directors.

         5.   Non-Qualified Stock Options, Option Price and Term:

                  (a) Options issued pursuant to this Plan shall be non-qualified stock options. A non-qualified stock option is an option which does not satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The option price for the non-qualified stock options issued under this Plan shall be equal to the fair market value of the Bancorp's Common Stock on the date of the grant of the option.

                  (b) The "fair market value" of the Bancorp's Common Stock on the date of the grant of the option shall mean the last reported sale price of a share of the Bancorp's Common Stock on the NASDAQ National Market System, as reported by NASDAQ, or on any stock exchange on which such stock is then listed or admitted to trading, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or listed or admitted to trading on any stock exchange, the average of the high bid and asked prices in the over-the-counter market on such date, as reported by the National Quotation Bureau, or if there are no bid and asked prices available on such date, the average of the high bid and asked prices available on the closest preceding date to such date, or if no bid and asked prices are available for the ninety trading days preceding such date then a price determined by the Board of Directors on the basis of such information as it considers best reflects market value.

                  (c) Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof and shall contain substantially the terms and conditions set forth therein. Options shall expire ten years after the date they are granted, unless terminated earlier as provided herein.

         6.   Modification, Amendment, Suspension and Termination:

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date this Plan is approved by the shareholders of the Bancorp. The Board of Directors of the Bancorp reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors of the Bancorp; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action

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occurred. Notwithstanding the foregoing, the Plan provisions specified in Rule
16(b) - 3(c)(2)(ii)A under the Securities Exchange Act of 1934, as amended, or any future corresponding rule may not be modified or amended more than once over six months, except as permitted by Rule 16(b) - 3(c)(2)(ii)B. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

         7.       Effectiveness of Plan:

                  The Plan shall become effective on the date of its adoption by First Home Savings Bank, F.S.B.'s Board of Directors, subject however to approval by the holders of the First Home Savings Bank, F.S.B.'s Common Stock in the manner described in Rule 16 (b) - 3(b) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule.

         8.       General Conditions:

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of any of the Companies or interfere in any way with the rights of the Companies to terminate him as a director.

                  (b) Corporate action constituting an offer of stock for sale to any director under the terms of the options to be granted hereunder shall be deemed complete as of the date of the annual or special meeting of shareholders at which directors of the Bancorp or Bank subsidiary corporation are elected or reelected regardless of when the option is actually delivered to the director or acknowledged or agreed to by him.

                  (c) The term "subsidiary corporation" as used throughout this Plan shall mean a corporation in which the Bancorp owns, directly or indirectly, shares of stock representing fifty percent or more of the outstanding voting power of all classes of stock of such corporation at the time of the granting of an option under this Plan.

                  (d) The use of the masculine pronoun shall include the feminine gender whenever appropriate.


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                                   APPENDIX I


                           NON-QUALIFIED STOCK OPTION




To:
         Name



         Address


Date of Grant:


         You are hereby granted an option, effective as of the date hereof, to purchase _____ shares of common stock, no par value per share ("Common Stock"), of First Home Bancorp, Inc. (the "Bancorp") at a price of $ per share pursuant to the Bancorp's 1994 Stock Option Plan for Non-Employee Directors (the "Plan").

         Your option may first be exercised on and after the earlier to occur of
(i) three years from the date of its grant or (ii) a "change in control" of the Bancorp, as hereinafter defined, but not before that time. On and after the earlier to occur of (i) three years from the date your option is granted or (ii) a "change in control" of the Bancorp, and prior to ten years from the date of its grant, your option may be exercised in whole, or from time to time in part, for up to the total whole number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as appropriately adjusted as provided herein). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant, except if terminated earlier as hereafter provided.

         For purposes of your option, a "change in control" of the Bancorp shall have been deemed to conclusively occur when any of the following events shall have occurred without your prior written consent:

                  (1) a change in at least five members of the Bancorp's Board of Directors or the addition of five or more new members to the Bancorp's Board of Directors or any combination of the foregoing, within any two calendar year period, unless such change or addition occurs with the affirmative vote in writing of you in your capacity as a director or a shareholder; or



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                  (2) a person or group acting in concert as described in
         Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Bancorp which constitutes either
         (i) more than fifty percent of the shares which voted in the election of directors of the Bancorp at the shareholders' meeting immediately preceding such determination or (ii) more than thirty percent of the Bancorp's outstanding voting shares. The term "proposes to hold or acquire" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise; (B) commenced a tender or exchange offer with respect to the voting shares of the Bancorp or securities convertible or exchangeable into voting shares of the Bancorp; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert, shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report.

         You may exercise your option by giving written notice to the Secretary of the Bancorp on forms supplied by the Bancorp at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (i) cash; (ii) certificates representing Common Stock of the Bancorp which will be valued by the Secretary of the Bancorp at the fair market value of a share of the Bancorp's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the delivery of such certificates to the Bancorp accompanied by an assignment of the stock to the Bancorp; or (iii) any combination of cash and Common Stock of the Bancorp valued as provided in clause (ii). Any assignment of stock shall be in form and substance satisfactory to the Secretary of the Bancorp, including guarantees of signature(s) if he deems such guarantees necessary or desirable and payment of all transfer taxes.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease to be a director of the Bancorp or a subsidiary corporation for any reason, including death, disability, resignation or removal (whether for cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you are a director of a Bancorp subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a Bancorp subsidiary corporation, unless you are also a director of the Bancorp or another Bancorp subsidiary corporation, or on that date became a director of the Bancorp or another Bancorp subsidiary corporation. Your directorship shall not be deemed to have terminated if you cease being a director of the Bancorp or a Bancorp subsidiary corporation but are or concurrently therewith become a director of the Bancorp or another Bancorp subsidiary corporation.

         This option is not transferable by you otherwise than by will or the laws of descent and distribution

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and is exercisable, during your lifetime, only by you. If you die while a director of the Bancorp or a Bancorp subsidiary corporation, your legatee(s), distributee(s), executor or administrator, as the case may be, may, at any time within three months after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship with the Bancorp or a Bancorp subsidiary corporation is terminated by reason of your becoming disabled, you or your legal guardian or custodian may, at any time within three months after the date of such termination (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Bancorp prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board of Directors.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Bancorp. The Bancorp reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Bancorp deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (1) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Bancorp may deem necessary or desirable.

         (2) During any period of time in which the Bancorp deems that the exercisability of this option, the offer to sell the shares to the optionee hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Bancorp to be legally obligated to issue or sell more shares than the Bancorp is legally entitled to issue or sell.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Bancorp and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Bancorp unless in writing and signed by the Chief Executive Officer of the Bancorp. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.


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         Please sign the copy of this option and return it to the Bancorp's
Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                        FIRST HOME BANCORP


                                        By:
                                            ----------------------------------
                                                    Name:
                                                    Title:


         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.



(Signature)                                          (Date)

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